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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report of H&R Block, Inc. (the "Company") on Form 10-K for the fiscal year ending April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Melanie K. Coleman, Principal Accounting Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                    /s/ Melanie K. Coleman
                                                    ----------------------------
                                                    Melanie K. Coleman
                                                    Principal Accounting Officer
                                                    H&R Block, Inc.
                                                    June 29, 2004